UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2021

Great Elm Group, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39832	85-3622015
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Street, Suite 230, Waltham, MA	02453
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (617) 375-3006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	GEG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2021, Great Elm Group, Inc. (the “Corporation”) held its 2021 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Corporation approved the Amendment (the “Amendment”) to the Great Elm Group, Inc. Amended and Restated 2016 Long-Term Incentive Compensation Plan (the “Plan”) to increase the number of shares of the Corporation’s common stock, par value $0.001 per share (“Common Stock”), authorized for issuance thereunder by 2,000,000, effective as of the date of the Annual Meeting. The Plan (reflecting the Amendment) is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 17, 2021, the Corporation held the Annual Meeting.  The results of the voting at the Annual Meeting were as follows:

	For	Against	Abstain	Broker Non-Votes
Election of directors:
Matthew A. Drapkin	9,609,514	7,695,651	539	6,714,348
Thomas S. Harbin III	12,681,224	4,623,941	539	6,714,348
James H. Hugar	12,343,337	4,961,828	539	6,714,348
James P. Parmelee	10,636,557	6,668,608	539	6,714,348
Peter A. Reed	12,799,317	4,505,844	543	6,714,348
Jason W. Reese	13,258,564	4,046,601	539	6,714,348
Eric J. Scheyer	12,316,922	4,988,239	543	6,714,348
Jeffrey S. Serota	10,619,086	6,686,075	543	6,714,348

Approval of the Amendment to the Amended and Restated 2016 Long-Term Incentive Compensation Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 2,000,000	14,734,890	2,566,917	3,897	6,714,348

Ratification of the selection of Grant Thornton LLP to serve as the Corporation’s independent registered public accounting firm for the fiscal year ending June 30, 2022	23,954,828	48,110	17,114	0

Approval, on a non-binding advisory basis, of the compensation of the Corporation’s named executive officers	9,657,475	6,875,737	772,492	6,714,348

9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Great Elm Group, Inc. Amended and Restated 2016 Long-Term Incentive Compensation Plan (As Amended, Effective November 17, 2021)
104	The cover page from this Current Report on Form 8-K, formatted as inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT ELM GROUP, INC.

Date: November 17, 2021	/s/ Brent J. Pearson
	By:	Brent J. Pearson
	Title:	Chief Financial Officer